UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 4, 2020

Verb Technology Company, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-38834	90-1118043
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2210 Newport Boulevard, Suite 200 Newport Beach, California	92663
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:	(855) 250-2300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 Common Stock Purchase Warrants	VERB VERBW	The Nasdaq Stock Market LLC The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

Membership Interest Purchase Agreement

On September 4, 2020, Verb Acquisition Co., LLC (“Verb Acquisition”), a subsidiary of Verb Technology Company, Inc. (the “Company”), entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with Ascend Certification, LLC, dba SoloFire (“SoloFire”), the sellers party thereto (collectively, the “Sellers”), and Steve Deverall, solely in his capacity as the seller representative, under which Sellers agreed to sell their entire interest in SoloFire, representing all of the outstanding limited liability company membership interests of SoloFire, to Verb Acquisition for a base purchase price of $5,700,000 less an aggregate of $517,750 in certain adjustments, subject to certain potential post-closing working capital adjustments, payable in a $1,982,250 Promissory Note (as defined below) and an aggregate $3,200,000 of Verb Acquisition’s class B units (the “Class B Units”).

The transactions contemplated by the Purchase Agreement (the “Transactions”) closed on September 4, 2020 (the “Closing”). At the Closing, Verb Acquisition issued an aggregate 2,642,159 Class B Units to Sellers, which amount is equal to $3,200,000 divided by the quotient of (i) the sum of the volume weighted average prices of the Company’s common stock during the ten (10) consecutive trading day period ending on the trading day immediately preceding the Closing, divided by (ii) ten (10).

The Purchase Agreement also contains customary representations, warranties and covenants, and other terms and conditions.

The Company has determined that the Transactions do not constitute the acquisition of a significant amount of assets, and thus do not trigger a disclosure under Item 2.01 of this Current Report on Form 8-K.

The description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

Promissory Note and Guaranty

On September 4, 2020, Verb Acquisition issued a promissory note (the “Promissory Note”) in favor of Steve Deverall, solely in his capacity as the seller representative under the Purchase Agreement, in the principal amount of $1,982,250. The Promissory Note accrues interest at a rate of 0.14% per annum and matures on October 1, 2020. The Promissory Note may be prepaid, at the option of Verb Acquisition, without premium or penalty, at any time. The Promissory Note contains a variety of events of default which are typical for transactions of this type and contains other customary terms and conditions.

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On September 4, 2020, the Company entered into a Guaranty of Payment Agreement (the “Guaranty”) for the benefit of Steve Deverall, as seller representative. The Guaranty provides for the unconditional guarantee by the Company, and the Company agreed to be liable for, the payment and performance when due of the principal amount of the Promissory Note and the interest thereon. The Guaranty also contains customary representations, warranties and covenants, and other terms and conditions.

The descriptions of the Promissory Note and Guaranty do not purport to be complete and are qualified in their entirety by reference to the Promissory Note and Guaranty, which are filed as Exhibits 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by this reference.

Exchange Agreement

On September 4, 2020, Verb Acquisition, the Company and the holders of Class B Units entered into an Exchange Agreement (the “Exchange Agreement”) under which the parties agreed, from and after the six (6)-month anniversary of the Closing, that each holder of Class B Units shall be entitled to surrender its Class B Units to Verb Acquisition in exchange for shares of the Company’s common stock at an exchange rate of one (1) share of the Company’s common stock for one (1) Class B Unit.

The Exchange Agreement also contains customary representations, warranties and covenants, and other terms and conditions.

The description of the Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the Exchange Agreement, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by this reference.

Form of Contribution and Exchange Agreement

On September 4, 2020, Verb Acquisition and each Seller entered into a Contribution and Exchange Agreement (the “Contribution and Exchange Agreement”) under which, immediately prior to the Closing, each Seller agreed to contribute, transfer and assign to Verb Acquisition all of such Seller’s limited liability company membership interests in SoloFire solely in exchange for its share of Class B Units.

The Contribution and Exchange Agreement also contains customary representations, warranties and covenants, and other terms and conditions.

The description of the Contribution and Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the Exchange Agreement, which is filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by this reference.

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Amended and Restated Operating Agreement

On September 4, 2020, Verb Acquisition entered into an Amended and Restated Operating Agreement (the “Amended and Restated Operating Agreement”) with Sellers. The Amended and Restated Operating Agreement authorizes class A units and Class B Units and contains customary representations, warranties and covenants, and other terms and conditions.

The description of the Amended and Restated Operating Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Operating Agreement, which is filed as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated herein by this reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 4, 2020, Verb Acquisition issued the Promissory Note to Steve Deverall, as described under Item 1.01 above and incorporated herein by this reference.

On September 4, 2020, the Company entered into the Guaranty for the benefit of Steve Deverall, as described under Item 1.01 above and incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Number	Description
10.1	Membership Interest Purchase Agreement, dated September 4, 2020, by and among Verb Acquisition Co., LLC, Ascend Certification, LLC, the sellers party thereto and Steve Deverall, as the seller representative (*)

10.2	Promissory Note dated September 4, 2020 by Verb Acquisition Co., LLC in favor of Steve Deverall (*)

10.3	Guaranty of Payment Agreement dated September 4, 2020 by Verb Technology Company, Inc. for the benefit of Steve Deverall (*)

10.4	Exchange Agreement, dated September 4, 2020, by and among Verb Acquisition Co., LLC, Verb Technology Company, Inc. and the holders of Class B Units party thereto (*)

10.5	Form of Contribution and Exchange Agreement, dated September 4, 2020, by and between Verb Acquisition Co., LLC and the investors party thereto (*)

10.6	Amended and Restated Operating Agreement of Verb Acquisition Co., LLC, dated September 4, 2020, by and among Verb Acquisition Co., LLC and the members party thereto (*)

(*) Filed herewith. The agreement filed as an exhibit to this report contains representations and warranties made by the parties thereto. The assertions embodied in such representations and warranties are not necessarily assertions of fact, but a mechanism for the parties to allocate risk. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts or for any other purpose at the time they were made or otherwise.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 2020	Verb Technology Company, Inc.

	By:	/s/ Rory J. Cutaia
	Name:	Rory J. Cutaia
	Title:	President and Chief Executive Officer

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